DEVCAP TRUST
                            DEVCAP SHARED RETURN FUND


      SUPPLEMENT DATED MARCH 25, 2003 TO PROSPECTUS DATED NOVEMBER 27, 2002



      This is a Supplement to the Prospectus dated November 27, 2002 for the DEVCAP Shared Return Fund (the "Fund"), a series of the DEVCAP Trust (the "Trust"). You should retain this Supplement and the Prospectus for future reference.

      At a Meeting of the Board of Trustees held on March 24, 2003, the Fund's Board of Trustees unanimously approved the liquidation and termination of the Trust as being in the best interest of the Fund and its shareholders. The Board of Trustees made its determination based on the negative performance of the Fund, increased operating expenses and the fact that the Fund's assets had fallen below a level sufficient for it to operate in a cost-effective manner. This Supplement to the Prospectus serves as written notice to the shareholders of the Trust that the Board of Trustees have voted to terminate the Trust.

     The Fund ceased offering its shares effective at the close of business on March 24, 2003. The Fund will no longer accept purchase orders. Shareholders may continue to redeem their shares during the liquidation process. The Fund's investments will be liquidated in an orderly fashion. This will increase the Fund's assets held in cash and similar investments in order to meet expenses and redemption requests. As a result, the Fund's normal exposure to stock investments will be reduced or eliminated prior to the final date of liquidation. The Board further decided to terminate the Fund's Distribution and Service Plan effective March 24, 2003 and also terminated the Fund's contracts with service providers.

      The Fund expects the liquidation to be finalized by June 30, 2003. Shareholders remaining in the Fund on the liquidation date will receive the net asset value per share for all shares they own on the final liquidation date. This may be a taxable event for shareholders. Shareholders with IRA accounts will receive a separate notice.

      If you have any questions, please call 1-800-371-2655.




                                                                  March 25, 2003